Capital Management	12 Months Ended
Dec. 31, 2017
Text Block1 [Abstract]
Capital Management

NOTE 22. CAPITAL MANAGEMENT

The Corporation’s strategy is to carry a capital base to maintain investor, creditor and market confidence and to sustain future development of the business. The Corporation seeks to maintain a balance between the level of long-term debt and shareholders’ equity to ensure access to capital markets to fund growth and working capital given the cyclical nature of the oilfield services sector. The Corporation strives to maintain a conservative ratio of long-term debt to long-term debt plus equity. As at December 31, 2017 and 2016, these ratios were as follows:

	2017	2016
Long-term debt	$1,730,437	$1,906,934
Shareholders’ equity	1,810,336	1,962,118
Total capitalization	$3,540,773	$3,869,052
Long-term debt to long-term debt plus equity ratio	0.49	0.49

As at December 31, 2017, liquidity remained sufficient as Precision had $65.1 million (2016 – $115.7 million) in cash and access to the US$500.0 million Senior Credit Facility (2016 – US$550.0 million) and $96.6 million (2016 – $100.4 million) secured operating facilities. As at December 31, 2017, no amounts (2016 – US$ nil) were drawn on the Senior Credit Facility with availability reduced by US$20.9 million (2016 – US$41.5 million) in outstanding letters of credit. Availability of the $40.0 million secured operating facility and US$30.0 million secured facilitiy for the issuance of letters of credit and performance and bid bonds were reduced by outstanding letters of credit of $20.8 million (2016 – $22.0 million) and US$13.3 million (2016 – US$ 6.5 million), respectively. There was no amount drawn on the US$15.0 million secured operating facility.